EXHIBIT 10.16.1

EXHIBIT D
[BROKER'S LETTERHEAD]

Date
Via Facsimile

Attention:

Re: Seawright Holdings, Inc.

Dear
It is our understanding that the Form _________ Registration Statement bearing SEC File Number ( _______ - _______ ) filed by Seawright Holdings, Inc., on Form __________ on , ____________ 200X was declared effective on , 200X.

This letter shall confirm that ______________ shares of the common stock of Seawright Holdings, Inc., are being sold on behalf of ______________ and that we shall comply with the prospectus delivery requirements set forth in that Registration Statement by filing the same with the purchaser.

If you have any questions please do not hesitate to call.

Sincerely,

cc: .